CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 103 to the Registration Statement on Form N-1A of ETF Managers Trust of our report dated November 29, 2018, relating to the financial statements and financial highlights of ETFMG Prime Junior Silver ETF, ETFMG Prime Cyber Security ETF, ETFMG Prime Mobile Payments ETF, ETFMG Drone Economy Strategy ETF, and ETFMG Video Game Tech ETF (each a series of ETF Managers Trust), included in the September 30, 2018 Annual Report of ETF Managers Trust on Form N-CSR.

We also consent to the references to our Firm under the captions “Fund Service Providers” and “Financial Highlights” in the Prospectus and “Independent Registered Public Accounting Firm” in the Statement of Additional Information, which are a part of such registration statement.

/s/ WithumSmith+Brown, PC
New York, NY
January 28, 2019

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 103 to the Registration Statement on Form N-1A of ETF Managers Trust of our report dated November 29, 2018, relating to the financial statements and financial highlights of BlueStar Israel Technology ETF (a series of ETF Managers Trust), included in the September 30, 2018 Annual Report of ETF Managers Trust on Form N-CSR.

We also consent to the references to our Firm under the captions “Fund Service Providers” and “Financial Highlights” in the Prospectus and “Independent Registered Public Accounting Firm” in the Statement of Additional Information, which are a part of such registration statement.

/s/ WithumSmith+Brown, PC
New York, NY
January 28, 2019

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 103 to the Registration Statement on Form N-1A of ETF Managers Trust of our report dated November 29, 2018, relating to the financial statements and financial highlights of Etho Climate Leadership U.S. ETF (a series of ETF Managers Trust), included in the September 30, 2018 Annual Report of ETF Managers Trust on Form N-CSR.

We also consent to the references to our Firm under the captions “Fund Service Providers” and “Financial Highlights” in the Prospectus and “Independent Registered Public Accounting Firm” in the Statement of Additional Information, which are a part of such registration statement.

/s/ WithumSmith+Brown, PC
New York, NY
January 28, 2019

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 103 to the Registration Statement on Form N-1A of ETF Managers Trust of our report dated November 29, 2018, relating to the financial statements and financial highlights of AI Powered Equity ETF (a series of ETF Managers Trust), included in the September 30, 2018 Annual Report of ETF Managers Trust on Form N-CSR.

We also consent to the references to our Firm under the captions “Fund Service Providers” and “Financial Highlights” in the Prospectus and “Independent Registered Public Accounting Firm” in the Statement of Additional Information, which are a part of such registration statement.

/s/ WithumSmith+Brown, PC
New York, NY
January 28, 2019

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 103 to the Registration Statement on Form N-1A of ETF Managers Trust of our report dated November 29, 2018, relating to the financial statements and financial highlights of Rogers AI Global Macro ETF (a series of ETF Managers Trust), included in the September 30, 2018 Annual Report of ETF Managers Trust on Form N-CSR.

We also consent to the references to our Firm under the captions “Fund Service Providers” and “Financial Highlights” in the Prospectus and “Independent Registered Public Accounting Firm” in the Statement of Additional Information, which are a part of such registration statement.

/s/ WithumSmith+Brown, PC
New York, NY
January 28, 2019